Exhibit 10.4

AMENDMENT NO. 1 TO SECOND AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is made as of June 30, 2005 by and among (a) The Mills Limited Partnership, a Delaware limited partnership (the “Borrower”), (b) JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined below); and (c) the Lenders party hereto.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 2004, as modified by that certain Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 16, 2005 (as so modified, the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrower on the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders (i) reallocate the Revolving Credit Commitments to increase the Revolving Credit Tranche B Commitments and correspondingly decrease the Revolving Credit Tranche A Commitments, (ii) amend the capitalization rates for properties contained in the definition of “Capitalization Value”, and (iii) clarify the accounting method to be employed in calculating the Borrower’s proportionate share of Minority Holdings for purposes of determining compliance with financial covenants; and

WHEREAS, the Lenders party hereto are willing to so amend the Credit Agreement and reallocate their Revolving Credit Commitments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:

1.   Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.   Amendments to Credit Agreement.  As of the Effective Date (as defined in Section 6 hereof) the Credit Agreement is hereby amended as follows:

2.1            Definition of Capitalization Value.  The definition of “Capitalization Value” set forth in Section 1.1 of the Credit Agreement is amended by (i) deleting the percentage “8.25%” in clauses (i) and (vii)(I) of the definition thereof and replacing it with “7.25%” and (ii) deleting the percentage “8.00%”

in clauses (v) and (vii)(I) of the definition thereof and replacing it with “7.00%”.

2.2            Definition of GAAP. The definition of “GAAP” in Section 1.1 of the Credit Agreement is amended by inserting the following sentence immediately following the first sentence thereof: “Notwithstanding the foregoing, for purposes of determining compliance with the financial covenants set forth in Article IX, Borrower shall continue to use the “economic share percentages” methodology that was in use on the Closing Date to calculate its proportionate share of Minority Holdings instead of the “hypothetical liquidation at book value” methodology.”

2.3            Definition of Revolving Credit Tranche A Commitments.  The definition of “Revolving Credit Tranche A Commitments” set forth in Section 1.1 of the Credit Agreement is amended by deleting the figure “$825,000,000” in the penultimate line thereof and replacing it with the figure “$600,000,000”.

2.4            Definition of Revolving Credit Tranche B Commitments.  The definition of “Revolving Credit Tranche B Commitments” set forth in Section 1.1 of the Credit Agreement is amended by deleting the figure “$175,000,000” in the penultimate line thereof and replacing it with the figure “$400,000,000”.

2.5            Optional Currency Repayments.  Section 4.2(j)(iii) is hereby amended by deleting the figure “$175,000,000” in each of the instances in which it appears in the second sentence thereof and replacing it with the figure “$400,000,000”.

2.6            Amendment to Exhibit C.  Exhibit C to the Credit Agreement is hereby amended by deleting the figure “$175,000,000” in clause (a) of the fourth paragraph thereof, which is the first paragraph in brackets, and replacing it with the figure “$400,000,000”.

2.7            Replacement of Schedule 1.1-A.  Schedule 1.1-A to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1-A attached hereto.

3.   Reallocation.  On the Effective Date, the Revolving Credit Commitments and Pro Rata Shares of each of the Lenders shall be reallocated to give effect to the increase in the Revolving Credit Tranche B Commitments and the decrease in the Revolving Credit Tranche A Commitments in accordance with Schedule 1.1-A.  The Borrower shall make such borrowings and repayments of the Loans as shall be necessary to effect the reallocation of the Revolving Credit Commitments and the Loans to reflect such adjusted Pro Rata Shares.

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4.   Provisions Of General Application.

4.1.              Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that (a) each of the representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date), (b) no Event of Default or Potential Event of Default exists on the date hereof, (c) the organizational documents of each of the Borrower and the Guarantor attached to the Secretary’s Certificate dated as of December 17, 2004 remain in full force and effect and, except for such certified copies of amendments or modifications to organizational documents provided to the Administrative Agent and counsel to the Lenders, such organizational documents have not been amended, modified, annulled, rescinded or revoked since December 17, 2004 and (d) this Amendment has been duly authorized, executed and delivered by the Borrower and is in full force and effect as of the Effective Date, and the agreements and obligations of the Borrower contained herein constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

4.2.              No Other Changes.  Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect.  The Credit Agreement and this Amendment shall be read and construed as one agreement.  The making of the amendments in this Amendment does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

4.3.              Governing Law.  This Amendment shall be deemed to be a contract under the laws of the State of New York.  This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

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4.4.              Assignment.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

4.5.              Counterparts.  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

5.   Effectiveness of this Amendment.  This Amendment shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the “Effective Date”):

(a)           execution and delivery to the Administrative Agent by the Required Lenders and each of the Lenders with a Revolving Credit Tranche B Commitment, the Borrower, and the Administrative Agent of this Amendment;

(b)           execution and delivery to the Administrative Agent by the Guarantor of a reaffirmation of guaranty in form and substance satisfactory to the Administrative Agent;

(c)           delivery to the Administrative Agent of certified resolutions of the Executive Committee of the Board of Directors of The Mills Corporation, the sole general partner of the Borrower, authorizing this Amendment; and

(d)           payment by the Borrower of the fees and expenses described in the Credit Agreement and invoiced to the Borrower prior to the date hereof.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

THE BORROWER:	THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	THE MILLS CORPORATION, a Delaware corporation, its General Partner

		By:	/s/ M. SCOTT DECAIN
			Name:	M. Scott DeCain
			Title:	Senior Vice President, Capital Markets

Signature Page to Amendment No. 1 to Second

Amended and Restated Revolving Credit and Term Loan Agreement

ADMINISTRATIVE AGENT	JPMORGAN CHASE BANK, N.A., FORMERLY
SWING LENDER, ISSUING	KNOWN AS JPMORGAN CHASE BANK
LENDER, AND LENDER:
	By:	/s/ CHARLES HOAGLAND
Charles Hoagland
Vice President

CO-SYNDICATION AGENT	BANK OF AMERICA, N.A.
AND LENDER:

	By:	/s/ MICHAEL W. EDWARDS
Michael W. Edwards
Senior Vice President

CO-SYNDICATION AGENT	EUROHYPO AG, NEW YORK BRANCH
AND LENDER:

	By:	/s/ BEN J. MARCIANO
Ben J. Marciano
Managing Director

	By:	/s/ STEPHEN COX
Stephen Cox
Vice President

LENDER:	KEY BANK, NATIONAL ASSOCIATION

	By:	/s/ JAMES B. MCLAUGHLIN
James B. McLaughlin
Senior Vice President

LENDER:	WACHOVIA BANK, NATIONAL
ASSOCIATION

	By:	/s/ CATHY A. CASEY
Cathy A. Casey
Director

LENDER:	CITICORP NORTH AMERICA, INC.

	By:	/s/ JEANNE CRAIG
Jeanne Craig
Vice President

LENDER:	HYPO REAL ESTATE CAPITAL
CORPORATION

	By:	/s/ EVAN F. DENNER
Evan F. Denner
Managing Director

	By:	/s/ PAVLINA JIROUTKOVA
Pavlina Jiroutkova
Director

LENDER:	MORGAN STANLEY BANK

	By:	/s/ DANIEL TWENGE
Daniel Twenge
Vice President

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ GORDON MACARTHUR
Gordon MacArthur
Authorized Signatory

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ WALTER WHITT
Walter Whitt
Vice President

LENDER:	COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES

	By:	/s/ JAMES BRETT
James Brett
Assistant Treasurer

	By:	/s/ DAVID GOLDMAN
David Goldman
Vice President

LENDER:	ING REAL ESTATE FINANCE (USA) LLC

	By:	/s/ DANIEL SLIWAK
Daniel Sliwak
Vice President

LENDER:	MERRILL LYNCH CAPITAL CORPORATION

	By:	/s/ JOHN C. ROWLAND
John C. Rowland
Vice President

LENDER:	PB CAPITAL CORPORATION

	By:	/s/ DARYLE AGUAM
Daryle Aguam
Vice President

	By:	/s/ MICHAEL E. ASHEROFF
Michael E. Asheroff
Associate

LENDER:	BAYERISCHE LANDESBANK,
NEW YORK BRANCH

	By:	/s/ GEORGE GNAD
George Gnad
Senior Vice President

	By:	/s/ NORMAN MCCLAVE
Norman McClave
First Vice President

LENDER:	BRANCH BANKING & TRUST CO.

	By:	/s/ RONALD P. GUDBRANDSEN
Ronald P. Gudbrandsen
Senior Vice President

LENDER:	CALYON NEW YORK BRANCH

	By:	/s/ JOHN A. WAIN
John A. Wain
Managing Director

	By:	/s/ DANIEL J. REDDY
Daniel J. Reddy
Director

LENDER:	LASALLE BANK NATIONAL ASSOCIATION

	By:	/s/ ROBERT E. GOECKEL
Robert E. Goeckel
Vice President

LENDER:	MANUFACTURERS AND TRADERS
TRUST COMPANY

	By:	/s/ MATTHEW LIND
Matthew Lind
Vice President

LENDER:	EMIGRANT SAVINGS BANK

	By:	/s/ PATRICIA GOLDSTEIN
Patricia Goldstein
Senior Executive Vice President

LENDER:	AIB DEBT MANAGEMENT LTD

	By:	/s/ ANTHONY O’REILLY
Anthony O’Reilly
Vice President

	By:	/s/ DENISE MAGYER
Denise Magyer
Vice President

LENDER:	KBC BANK NV

	By:	/s/ KENNETH D. CONNOR
Kenneth D. Connor
Vice President, Real Estate

	By:	/s/ MICHAEL CURRAN
Michael Curran
First Vice President

LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ WILLIAM R. LYNCH, III
William R. Lynch, III
Senior Vice President

LENDER:	WELLS FARGO BANK,
NATIONAL ASSOCIATION

	By:	/s/ ERIN P. PEART
Erin P. Peart
Senior Vice President

LENDER:	SOVEREIGN BANK

	By:	/s/ KATHERINE FELPEL
Katherine Felpel
Assistant Vice President